                                                                    EXHIBIT 99.1


THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. THIS LETTER OF TRANSMITTAL MAY NOT BE USED TO ACCEPT THE OFFER FOR ORDINARY SHARES OF HUNTINGDON LIFE SCIENCES GROUP PLC; THE FORM OF ACCEPTANCE IS THE APPROPRIATE DOCUMENT FOR SUCH PURPOSES. In considering what action to take, you are recommended immediately to seek your own financial advice from your stockbroker, attorney, accountant or other independent financial advisor.

If you have sold or otherwise transferred all your American Depositary Shares ("Huntingdon ADSs") of Huntingdon Life Sciences Group plc ("Huntingdon"), please pass this document and all accompanying documents as soon as possible to the purchaser or transferee, or to the bank, stockbroker or other agent through whom the sale or transfer was effected for transmission to the purchaser or transferee. HOWEVER, SUCH DOCUMENTS SHOULD NOT BE DISTRIBUTED, FORWARDED OR TRANSMITTED IN OR INTO AUSTRALIA, CANADA OR JAPAN.

Life Sciences Research, Inc. (the "Offeror") is offering to purchase, on the terms and subject to the conditions set forth in the Offer Document dated 16 October 2001 (the "Offer Document"), this Letter of Transmittal and the Form of Acceptance (which, as amended or supplemented from time to time, together constitute the "Offer"), (i) all issued and to be issued ordinary shares of Huntingdon ("Huntingdon Shares") at an exchange rate of 1 share of voting common stock of LSR, par value of $.01 per share (the "LSR Voting Common Stock" or the "LSR Shares"), for every 50 Huntingdon Shares and (ii) all Huntingdon ADSs each representing 25 Huntingdon Shares, at an exchange rate of 1 share of LSR Voting Common Stock for every 2 Huntingdon ADSs. Fractional shares of LSR Voting Common Stock will not be issued and holders will receive an amount in cash equivalent to 3.25 pence per Huntingdon Share AND 81.25 pence per Huntingdon ADS in lieu of a fractional share of LSR Voting Common Stock.


                              LETTER OF TRANSMITTAL
               TO ACCEPT THE OFFER FOR AMERICAN DEPOSITARY SHARES
                    EVIDENCED BY AMERICAN DEPOSITARY RECEIPTS

                                       OF
                       HUNTINGDON LIFE SCIENCES GROUP PLC
              PURSUANT TO THE OFFER DOCUMENT DATED 16 OCTOBER 2001

                                       BY

                          LIFE SCIENCES RESEARCH, INC.


THERE WILL BE AN INITIAL OFFER PERIOD THAT WILL EXPIRE AT 3:00 PM (LONDON TIME), 10:00 AM (NEW YORK CITY TIME) ON NOVEMBER 13, 2001, UNLESS LSR SPECIFIES A LATER EXPIRATION DATE. AT THE CONCLUSION OF THE INITIAL OFFER PERIOD, INCLUDING ANY EXTENSION THEREOF, IF ALL CONDITIONS OF THE OFFER HAVE BEEN SATISFIED, FULFILLED OR, WHERE PERMITTED, WAIVED, LSR WILL EXTEND THE OFFER FOR A SUBSEQUENT OFFER PERIOD OF AT LEAST 14 DAYS. HOLDERS OF HUNTINGDON ADSS WILL HAVE THE RIGHT TO WITHDRAW THEIR ACCEPTANCES OF THE OFFER DURING THE INITIAL OFFER PERIOD, INCLUDING ANY EXTENSION THEREOF, BUT NOT DURING THE SUBSEQUENT OFFER PERIOD, AS DESCRIBED IN MORE DETAIL IN PARAGRAPH 5 OF PART B OF APPENDIX 1 TO THE OFFER DOCUMENT.

                       The US Depositary for the Offer is:
                              The Bank of New York

            By Mail:                        By Courier:                    By Hand:
      The Bank of New York             The Bank of New York          The Depository Trust
 Tender and Exchange Department         Tender and Exchange                 Company
         P.O. Box 11248                     Department                  55 Water Street
      Church Street Station             385 Rifle Camp Road       (Jeanette Street Entrance)
  New York, New York 10286-1248              5th Floor                New York, New York
                                     West Paterson, New Jersey
                                               07424

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE US DEPOSITARY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

ACCEPTING HOLDERS OF HUNTINGDON ADSS EVIDENCED BY HUNTINGDON ADRS WILL RECEIVE, IN LIEU OF FRACTIONAL SHARES OF LSR VOTING COMMON STOCK, CASH PAYMENTS IN DOLLARS INSTEAD OF POUNDS STERLING UNLESS THEY ELECT OTHERWISE HEREIN TO RECEIVE CASH PAYMENTS IN POUNDS STERLING. IF YOU WISH TO RECEIVE POUNDS STERLING INSTEAD OF DOLLARS, YOU MUST PLACE AN "X" IN THE BOX ENTITLED "POUNDS STERLING PAYMENT ELECTION."

ACCEPTANCE OF THE OFFER IN RESPECT OF HUNTINGDON SHARES (EXCEPT INSOFAR AS THEY ARE REPRESENTED BY HUNTINGDON ADSS EVIDENCED BY HUNTINGDON ADRS) CANNOT BE MADE BY MEANS OF THIS LETTER OF TRANSMITTAL. If you hold Huntingdon Shares that are not represented by Huntingdon ADSs, you can obtain a Form of Acceptance for accepting the Offer in respect of those Huntingdon Shares from Huntingdon (acting as receiving agent). See Instruction 14 of this Letter of Transmittal.

Delivery of a Letter of Transmittal, American Depositary Receipts evidencing Huntingdon ADSs ("Huntingdon ADRs") (or book-entry transfer of such Huntingdon ADSs evidenced by Huntingdon ADRs) and any other required documents to the US Depositary by a holder of Huntingdon ADSs will be deemed (without any further action by the US Depositary) to constitute an acceptance of the Offer by such holder with respect to such Huntingdon ADSs evidenced by Huntingdon ADRs, subject to the terms and to the Conditions set out in the Offer Document and this Letter of Transmittal. Capitalized terms and certain other terms used in this Letter of Transmittal and not otherwise defined herein shall have the respective meanings assigned to them in the Offer Document.

This Letter of Transmittal is to be used either if Huntingdon ADSs evidenced by Huntingdon ADRs are to be forwarded herewith or if delivery of Huntingdon ADSs is to be made by book-entry transfer to an account maintained by the US Depositary at The Depositary Trust Company pursuant to the procedures for book-entry transfer set out in, "Holders of Huntingdon ADSs -- Book-entry transfer" in paragraph 12.2(c) of Part 2 of the Offer Document.

[ ] CHECK BOX IF HUNTINGDON ADSS IN RESPECT OF WHICH THE OFFER IS BEING ACCEPTED ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE US DEPOSITARY WITH THE DEPOSITARY TRUST COMPANY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER HUNTINGDON ADSS EVIDENCED BY HUNTINGDON ADRS BY BOOK-ENTRY TRANSFER):

Name of Delivering Institution
                              --------------------------------------------------

Account Number
              -------------------------------------

Transaction Code Number
                       ----------------------------

If a holder of Huntingdon ADSs wishes to accept the Offer and Huntingdon ADRs evidencing such Huntingdon ADSs are not immediately available or the procedures for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the US Depositary while the Offer remains open for acceptances, such holder's acceptance of the Offer may be effected by following the guaranteed delivery procedure specified in paragraph 12.2(h) of Part 2 of the Offer Document. See Instruction 2 of this Letter of Transmittal. HOWEVER, RECEIPT OF A NOTICE OF GUARANTEED DELIVERY WILL NOT BE TREATED AS A VALID ACCEPTANCE FOR THE PURPOSE OF SATISFYING THE ACCEPTANCE CONDITION.

[ ] CHECK BOX IF HUNTINGDON ADSS IN RESPECT OF WHICH THE OFFER IS BEING ACCEPTED ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE US DEPOSITARY AND COMPLETE THE FOLLOWING:

       Name(s) of registered owner(s)
                                     -------------------------------------------

       Date of execution of Notice of Guaranteed Delivery
                                                         -----------------------

       Name of institution that guaranteed delivery
                                                   -----------------------------


                     DESCRIPTION OF HUNTINGDON ADSS TENDERED
                           (See Instructions 3 and 4)

                                                              ADSS TENDERED
                                                  (ATTACH ADDITIONAL LIST IF NECESSARY)
----------------------------------------------------------------------------------------------
       NAME(S) AND ADDRESS(ES) OF
      REGISTERED HOLDER(S) (PLEASE                          TOTAL NUMBER OF
     FILL IN, IF BLANK, EXACTLY AS          ADR SERIAL     ADSS EVIDENCED BY    NUMBER OF ADSS
      NAME(S) APPEAR(S) ON ADR(S):          NUMBER(S)*          ADR(S)*           TENDERED**
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

*   Need not be completed for book-entry transfers.

** Unless otherwise indicated, it will be assumed that all Huntingdon ADSs evidenced by Huntingdon ADRs delivered to the US Depositary are being tendered. See Instruction 4.

              NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ
                    THE ACCOMPANYING INSTRUCTIONS CAREFULLY.


Ladies and Gentlemen:

      The undersigned hereby instructs the US Depositary to accept the Offer on behalf of the undersigned with respect to the Huntingdon ADSs evidenced by Huntingdon ADRs specified in the box entitled "Description of Huntingdon ADSs Tendered," subject to the terms and Conditions set out in the Offer Document and this Letter of Transmittal, by informing the Offeror in writing that the Offer has been so accepted. The undersigned hereby acknowledges that delivery of this Letter of Transmittal, the Huntingdon ADRs evidencing tendered Huntingdon ADSs (or book-entry transfer of such Huntingdon ADSs evidenced by Huntingdon ADRs) and any other required documents to the US Depositary by a holder of Huntingdon ADSs will be deemed (without any further action by the US Depositary) to constitute acceptance of the Offer by such holder in respect of such holder's Huntingdon ADSs, subject to the terms and Conditions set out in the Offer Document and this Letter of Transmittal.

      The undersigned understands that acceptance of the Offer by the undersigned pursuant to the procedures described herein and in the instructions hereto, subject to the withdrawal rights described in the Offer Document, will constitute a binding agreement between the undersigned and the Offeror upon the terms and subject to the Conditions of the Offer. IF ACCEPTANCE HAS BEEN MADE IN RESPECT OF THE HUNTINGDON ADSS, THEN A SEPARATE ACCEPTANCE IN RESPECT OF THE HUNTINGDON SHARES REPRESENTED BY SUCH HUNTINGDON ADSS MAY NOT BE MADE.

      The undersigned hereby delivers to the US Depositary the above-described Huntingdon ADSs evidenced by Huntingdon ADRs for which the Offer is being accepted, in accordance with the terms and the Conditions of the Offer Document and this Letter of Transmittal, receipt of which is hereby acknowledged.

      Upon the terms and the Conditions of the Offer (including, if the Offer is extended, revised or amended, the terms or conditions of any such extension, revision or amendment), and effective at the time that all Conditions to the Offer have been satisfied, fulfilled or, where permitted, waived (at which time the Offeror will give notice thereof to the US Depositary), and if he or she has not validly withdrawn his or her acceptance, the undersigned hereby sells, assigns and transfers to the Offeror all right, title and interest in and to all Huntingdon ADSs evidenced by Huntingdon ADRs with respect to which the Offer is being accepted (and any and all Huntingdon ADSs or other securities or rights issuable in respect of such Huntingdon ADSs) and irrevocably constitutes and appoints the US Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Huntingdon ADSs (and any such other Huntingdon ADSs, securities or rights), with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver Huntingdon ADRs for such Huntingdon ADSs (and any such other Huntingdon ADSs, securities or rights) or accept transfer of ownership of such Huntingdon ADSs (and any such other Huntingdon ADSs, securities or rights) on the account books maintained by The Depositary Trust Company, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Offeror, (b) present such Huntingdon ADRs for such Huntingdon ADSs (and any other Huntingdon ADSs, securities or rights) for transfer, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Huntingdon ADSs (and any such other Huntingdon ADSs, securities or rights), all in accordance with the terms of the Offer.

      The undersigned agrees that effective from and after the date hereof or, if later, the date on which all Conditions to the Offer are satisfied, fulfilled or, where permitted, waived: (a) the Offeror or its agents shall be entitled to direct the exercise of any votes and any or all other rights and privileges (including any right to requisition a general meeting of Huntingdon or of any class of its shareholders) attaching to Huntingdon Shares represented by any Huntingdon ADSs in respect of which the Offer has been accepted or is deemed to have been accepted (the "Accepted ADSs") and (b) the execution of the Letter of Transmittal with any required signature guarantees (or delivery of an Agent's Message in case of a book-entry transfer to the US Depositary) and its delivery to the US Depositary shall constitute in respect of Accepted ADSs: (i) an authority to Huntingdon or its agents from the undersigned to send any notice, circular, warrant, document or other communications that may be required to be sent to him as a Huntingdon ADS holder to the Offeror; (ii) an authority to the Offeror or its agent to sign any consent to short notice of a general or separate class meeting on behalf of the tendering holder of Accepted ADSs and/or to execute a form of proxy in respect of the Accepted ADSs appointing any person nominated by the Offeror to attend any and all general and separate class meetings of Huntingdon or its shareholders (or any of them) (and/or any adjournments thereof) and to exercise the votes attaching to Huntingdon Shares represented by such Accepted ADSs on his behalf such votes to be cast; and (iii) the agreement of the undersigned not to exercise any such rights without the consent of the Offeror and the irrevocable undertaking of the undersigned not to appoint a proxy for or to attend general or separate class meeting.

      The undersigned irrevocably undertakes, represents, and warrants to and agrees with the Offeror (so as to bind him, his personal representative, heirs, successors and assigns) to the effect that the undersigned: (i) has not received or sent copies of the Offer Document, this document or any Form of Acceptance or any related documents in, into or from Canada, Australia or Japan and has not otherwise utilized in connection with the Offer, directly or indirectly, the Canadian, Australian or Japanese mails or any means or instrumentality (including, without limitation, facsimile transmission, telex and telephone) of interstate or foreign commerce, or any facilities of a national securities exchange of Canada, Australia or Japan; (ii) is accepting the Offer from outside Canada, Australia or Japan; and (iii) is not an agent or fiduciary acting on a non-discretionary basis for a principal, unless such agent is an authorized employee of such principal or such principal has given any instructions with respect to the Offer from outside Canada, Australia or Japan.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to accept the Offer and to sell, assign and transfer the Huntingdon ADSs evidenced by Huntingdon ADRs (and Huntingdon Shares represented by such Huntingdon ADSs) in respect of which the Offer is being accepted or deemed to be accepted (and any and all other Huntingdon ADSs, securities or rights issued or issuable in respect of such Huntingdon ADSs) and, when the same are purchased by the Offeror, the Offeror will acquire good title thereto, free from all liens, equitable interests, charges, and encumbrances and, together with all rights attaching thereto, including voting rights and the right to receive all dividends and other distributions declared, made or paid on or after October 16, 2001, with respect to Huntingdon Shares represented by the Huntingdon ADSs. The undersigned will, upon request, execute any additional documents deemed by the US Depositary or the Offeror to be necessary or desirable to complete the sale, assignment and transfer of the Huntingdon ADSs evidenced by Huntingdon ADRs in respect of which the Offer is being accepted (and any and all other Huntingdon ADSs, securities or rights).

      The undersigned agrees that its execution hereof (together with any signature guarantees) and its delivery to the US Depositary shall constitute a grant of authority to any LSR Director in accordance with the terms of paragraph 4 of Part B of Appendix 1 to the Offer Document.

      This Letter of Transmittal relates to the tender of Huntingdon ADSs. For the avoidance of doubt, by delivery of this Letter of Transmittal to the US Depositary in respect of Huntingdon ADSs, the undersigned agrees not to instruct the Bank of New York, as depositary (the "ADS Depositary") under the deposit agreement between the ADS Depositary and Huntingdon to accept the offer for Huntingdon Shares made by LSR in respect of the Huntingdon Shares represented by such Huntingdon ADSs. By delivery of this Letter of Transmittal the undersigned irrevocably authorizes the US Depositary, at its election, to instruct the ADS Depositary not to accept such offer in respect of the Huntingdon Shares represented by such Huntingdon ADSs.

      The undersigned further agrees that by delivery of this Letter of Transmittal to the US Depositary in respect of Huntingdon ADSs, the undersigned will not, unless such Letter of Transmittal is validly withdrawn, deliver such ADSs to the ADS Depositary to request withdrawal of the Huntingdon Shares represented by such Huntingdon ADSs.

      All authority herein conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer Document, this acceptance is irrevocable.

      If the box headed "Uncertificated Share Election" is checked, the undersigned hereby elects to receive shares of LSR Voting Common Stock in uncertificated form. In such instance, the Offeror will procure that the undersigned be sent a statement of account as soon as practicable. If the box headed "Uncertificated Share

Election" is not checked, the undersigned elects to receive such shares of LSR Voting Common Stock in certificated form. The Uncertificated Share Election may be made with respect to both ADSs evidenced by Huntingdon ADRs and Huntingdon ADSs held in book-entry form.

      Unless otherwise indicated herein under "Special Payment Instructions," the undersigned hereby instructs the US Depositary to issue, or cause to be issued, a check for cash in lieu of fractional shares of LSR Voting Common Stock and the stock certificate representing shares of LSR Voting Common Stock (or the statement of account, in the event the undersigned elects to receive uncertificated shares of LSR Voting Common Stock) in the name(s) of the registered holder(s) appearing under "Description of Huntingdon ADSs Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," the undersigned hereby instructs the US Depositary to mail, or cause to be mailed, a check for cash in lieu of fractional shares of LSR Voting Common Stock and/or return, or cause to be returned, any Huntingdon ADRs evidencing Huntingdon ADSs in respect of which the Offer is not being accepted or which are not exchanged (and accompanying documents, as appropriate) and the stock certificate(s) representing shares of LSR Voting Common Stock (or the statement of account, in the event the undersigned elects to receive uncertificated shares of LSR Voting Common Stock) to the address(es) of the registered holder(s) appearing under "Description of Huntingdon ADSs Tendered." In the event that the "Special Payment Instructions" and/or the "Special Delivery Instructions" are completed, the undersigned hereby instructs the US Depositary to (i) issue and/or mail, or cause to be issued and/or mailed, the check for the cash in lieu of fractional shares of LSR Voting Common Stock, if any, and the stock certificate representing shares of LSR Voting Common Stock (or the statement of account, in the event the undersigned elects to receive uncertificated shares of LSR Voting Common Stock), if any, in the name of, and/or to the address of, the person or persons so indicated, and/or (ii) return, or cause to be returned, any Huntingdon ADRs evidencing Huntingdon ADSs in respect of which the Offer is not being accepted or which are not purchased, if any, to the person at the address so indicated. In the case of a book-entry delivery of Huntingdon ADSs evidenced by Huntingdon ADRs, the undersigned hereby instructs the US Depositary to credit the account maintained at The Depositary Trust Company with any Huntingdon ADSs in respect of which the Offer is not being accepted or which are not purchased. The undersigned recognizes that the US Depositary will not transfer any Huntingdon ADSs that are not purchased pursuant to the Offer from the name of the registered holder thereof to any other person.

      If the box headed "Pounds Sterling Payment Election" is not checked, the undersigned hereby elects to receive cash payments in lieu of fractional shares of LSR Voting Common Stock in US dollars in an amount equal to all cash amounts payable pursuant to the Offer converted from pounds sterling to US dollars at the prevailing exchange rate selected by LSR at the time of payment. LSR will not be liable to Huntingdon Securityholders or to any other person in respect of the exchange rate utilized.

      SUBJECT TO THE TERMS OF THE OFFER DOCUMENT, THIS LETTER OF TRANSMITTAL SHALL NOT BE CONSIDERED COMPLETE AND VALID, AND PAYMENT OF CONSIDERATION PURSUANT TO THE OFFER SHALL NOT BE MADE, UNTIL HUNTINGDON ADRS EVIDENCING THE HUNTINGDON ADSS IN RESPECT OF WHICH THE OFFER IS BEING ACCEPTED AND ALL OTHER REQUIRED DOCUMENTATION HAVE BEEN RECEIVED BY THE US DEPOSITARY AS PROVIDED IN THE OFFER DOCUMENT AND THIS LETTER OF TRANSMITTAL.


[ ] CHECK HERE IF ANY HUNTINGDON ADRS REPRESENTING HUNTINGDON ADSS THAT YOU OWN HAVE BEEN LOST, STOLEN OR DESTROYED AND SEE INSTRUCTION 12.

__________     Number of Huntingdon ADSs represented by the lost, stolen or destroyed Huntingdon ADRs

                          UNCERTIFICATED SHARE ELECTION
                              (See Instruction 14)

[ ] Check box ONLY if the undersigned wishes to receive shares of LSR Voting Common Stock in uncertificated form. The shares will be issued in the name of the undersigned, unless the box headed "Special Payment Instructions" is checked and completed. The statement of account will be delivered to the undersigned as soon as practicable, at the address indicated below, unless the box headed "Special Delivery Instructions" is checked and completed.


                          SPECIAL PAYMENT INSTRUCTIONS
                        (See Instructions 1, 5, 6 and 7)

[ ] Check box ONLY if the check for the cash in lieu of fractional shares of LSR Voting Common Stock and the certificate representing shares of LSR Voting Common Stock (or, if the box headed "Uncertificated Share Election" is checked, the registration of uncertificated shares) with respect to Huntingdon ADSs exchanged are to be issued in the name of someone other than the undersigned.

      Issue to:

      Name:
           ---------------------------------------------------------------------
                                 (PLEASE PRINT)

      Address:
              ------------------------------------------------------------------

              ------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

      Tax Identification or Social Security No.
                                                ----------------------
      (See Substitute Form W-9 Included Herein)



                          SPECIAL DELIVERY INSTRUCTIONS
                        (See Instructions 1, 5, 6 and 7)

[ ] Check box ONLY if (i) the check for the cash in lieu of fractional shares of LSR Voting Common Stock, (ii) Huntingdon ADRs evidencing Huntingdon ADSs in respect of which the Offer is not accepted; (iii) the certificate representing shares of LSR Voting Common Stock, and/or (iv) if the box headed "Uncertificated Share Election" is checked, the statement of account with respect to uncertificated shares are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown above.

      Mail [ ]Check [ ]ADR certificates [ ]Shares certificates
           [ ]Statement of Account
      Name
      --------------------------------------------------------------------------
                                 (PLEASE PRINT)


      Address
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

                        POUNDS STERLING PAYMENT ELECTION
                               (See Instruction 8)

[ ] Check box ONLY if you wish to receive all (but not part) of the amount of cash in lieu of fractional shares of LSR Voting Common Stock to be paid by a check in pounds sterling. If you do not check this box you will receive payment by a check in US dollars in an amount equal to all cash amounts payable pursuant to the Offer converted from pound sterling amounts payable to US dollars at the prevailing exchange rate selected by LSR at the time of payment.



                                    IMPORTANT
                               YOU MUST SIGN HERE
          AND COMPLETE SUBSTITUTE FORM W-9 OR THE APPROPRIATE FORM W-8
                              (See Instruction 10)

X                                          X
 ------------------------------------       ------------------------------------
                           (SIGNATURE(S) OF OWNER(S))
                                                           -
Dated:                , 2001
      ----------------

      (Must be signed by registered holder(s) exactly as name(s) appear(s) on Huntingdon ADRs evidencing Huntingdon ADSs or by person(s) to whom Huntingdon ADRs surrendered have been assigned and transferred, as evidenced by endorsement, stock powers and other documents transmitted herewith. If signature is by any trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or others acting in a fiduciary or representative capacity, please set forth the following and see Instruction 5.)

      Name(s):
              ------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

      Capacity (full title):
                            ----------------------------------------------------

      Address:
              ------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

      Area Code and Telephone Number:
                                     -------------------------------------------

      Tax Identification or Social Security No.:
                                                --------------------------------


                            GUARANTEE OF SIGNATURE(S)
                           (See Instructions 1 and 5)

      Authorized Signature:
                           -----------------------------------------------------
      Name:
           ---------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)


      Title:
            --------------------------------------------------------------------

      Name of Firm:
                   -------------------------------------------------------------

      Address:
              ------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

      Area Code and Telephone Number:
                                     -------------------------------------------
      Dated:         , 2001
            ---------

                                  INSTRUCTIONS
              FORMING PART OF THE TERMS AND CONDITIONS TO THE OFFER

1. GUARANTEE OF SIGNATURES. No signature guarantee is required on the Letter of Transmittal if (a) the Letter of Transmittal is signed by the registered holder(s) of the Huntingdon ADSs evidenced by Huntingdon ADRs in respect of which the Offer is being accepted herewith and such holder(s) have not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) the Offer is being accepted in respect of such Huntingdon ADSs for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program (an "Eligible Institution"). See Instruction 5.

2. DELIVERY OF LETTER OF TRANSMITTAL AND HUNTINGDON ADSS. This Letter of Transmittal is to be completed either if Huntingdon ADRs evidencing Huntingdon ADSs are to be forwarded herewith or if delivery is to be made by book-entry transfer to an account maintained by the US Depositary at The Depositary Trust Company pursuant to the procedures for book-entry transfer set out in paragraph 12.2(c) of Part 2 of the Offer Document. Huntingdon ADRs evidencing Huntingdon ADSs or confirmation of a book-entry transfer of such Huntingdon ADSs into the US Depositary's account at The Depositary Trust Company, as well as a properly completed and duly executed Letter of Transmittal, together with any required signature guarantees or, in the case of a book-entry transfer, an Agent's Message and any other documents required by this Letter of Transmittal, must be delivered to the US Depositary at one of its addresses set forth herein.

      If a holder of Huntingdon ADSs wishes to accept the Offer and Huntingdon ADRs evidencing such Huntingdon ADSs are not immediately available or the procedures for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the US Depositary while the Offer remains open for acceptances, such holder's acceptance of the Offer may be effected by following the guaranteed delivery procedure specified in paragraph 12.2(h) of Part 2 of the Offer Document. Pursuant to the guaranteed delivery procedures, (a) acceptance must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Offeror must be received by the US Depositary while the Offer remains open for acceptance, and (c) Huntingdon ADRs evidencing the Huntingdon ADSs in respect of which the Offer is being accepted (or, in the case of Huntingdon ADSs held in book-entry form, timely Book-Entry Confirmation with respect to such Huntingdon ADSs as described in paragraph 12.2(c) of Part 2 of the Offer Document, together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, are received by the US Depositary within three Business Days after the date of execution of such Notice of Guaranteed Delivery.

      THE METHOD OF DELIVERY OF HUNTINGDON ADSS EVIDENCED BY HUNTINGDON ADRS AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE HOLDERS OF HUNTINGDON ADSS ACCEPTING THE OFFER AND THE DELIVERY WILL BE MADE ONLY WHEN ACTUALLY RECEIVED BY THE US DEPOSITARY (INCLUDING, IN THE CASE OF BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

      No alternative, conditional or contingent acceptance will be accepted. Fractional shares of LSR Voting Common Stock will not be issued and holders will receive an amount in cash equivalent to 3.25 pence per Huntingdon Share and 81.25 pence per Huntingdon ADS in lieu of a fractional share of LSR Voting

      Common Stock. All accepting Huntingdon ADS holders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Huntingdon ADSs for payment.

3. INADEQUATE SPACE. If the space provided herein is inadequate, the serial numbers of the Huntingdon ADRs and/or the number of Huntingdon ADSs should be listed on a separate schedule.

4. PARTIAL ACCEPTANCES (NOT APPLICABLE TO BOOK-ENTRY TRANSFERS). If the Offer is to be accepted in respect of less than all of the Huntingdon ADSs evidenced by any Huntingdon ADRs delivered to the US Depositary herewith, fill in the number of Huntingdon ADSs in respect of which the Offer is being accepted in the box entitled "Number of ADSs Tendered." In such case, a new Huntingdon ADR for the remainder of the Huntingdon ADSs (in respect of which the Offer is not being accepted) represented by the old Huntingdon ADR will be sent to the registered holder as promptly as practicable following the date on which the Huntingdon ADSs in respect of which the Offer has been accepted are exchanged.

      The Offer will be deemed to have been accepted in respect of all Huntingdon ADSs evidenced by Huntingdon ADRs delivered to the US Depositary unless otherwise indicated. In the case of partial acceptances, Huntingdon ADSs in respect of which the Offer was not accepted will not be reissued to a person other than the registered holder.

5. SIGNATURE ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Huntingdon ADSs in respect of which the Offer is being accepted hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without any change whatsoever.

      If any of the Huntingdon ADSs evidenced by Huntingdon ADRs in respect of which the Offer is being accepted hereby are owned of record by two or more owners, all such owners must sign this Letter of Transmittal.

      If any of the Huntingdon ADSs in respect of which the Offer is being accepted are registered in different names on different Huntingdon ADRs, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Huntingdon ADRs.

      If this Letter of Transmittal or any Huntingdon ADRs or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and submit proper evidence satisfactory to the Offeror of their authority to so act.

      When this Letter of Transmittal is signed by the registered holder(s) of the Huntingdon ADSs listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be issued to a person other than the registered holder(s). Signatures on such Huntingdon ADRs or stock powers must be guaranteed by an Eligible Institution.

      If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Huntingdon ADSs listed, Huntingdon ADRs must be endorsed or accompanied by appropriate stock powers signed exactly as the name(s) of the registered holder(s) appear(s) on Huntingdon ADRs evidencing such Huntingdon ADSs. Signatures on such Huntingdon ADRs or stock powers must be guaranteed by an Eligible Institution.

6. STOCK TRANSFER TAXES. The Offeror will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale to it or its order of Huntingdon ADSs evidenced by Huntingdon ADRs pursuant to the Offer. If, however, payment of the purchase price is to be made to any persons other than the registered holder(s), or if Huntingdon ADSs in respect of which the Offer is being accepted are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person(s)) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

      Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to Huntingdon ADRs listed in this Letter of Transmittal.

7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the certificate representing LSR Shares (or the check for cash in lieu of fractional shares of LSR Voting Common Stock) is to be issued in the name of a person other than the signer of this Letter of Transmittal or if the certificate representing LSR Shares (or the check for cash in lieu of fractional shares of LSR Voting Common Stock) are to be sent and/or any Huntingdon ADRs evidencing Huntingdon ADSs in respect of which the Offer is not being accepted are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown on the reverse, the boxes labeled "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed.

8. POUNDS STERLING PAYMENT ELECTION. If the check for cash in lieu of fractional shares of LSR Voting Common Stock is to be issued in pounds sterling, please check the box marked "Pounds Sterling Payment Election." If you do not check such box, all cash payments payable pursuant to the Offer will be paid in US dollars in an amount converted from pounds sterling to US dollars at the prevailing exchange rate selected by LSR at the time of payment.

9. WAIVER OF CONDITIONS. The Offeror reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer, in whole or in part, to the extent permitted by applicable law including the rules of the City Code and the Exchange Act.

10. US BACKUP WITHHOLDING. In order to avoid backup withholding of US federal income tax on any reportable payment received upon the surrender of Huntingdon ADSs pursuant to the Offer, a Huntingdon ADS holder must provide the US Depositary with his or her correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 on this Letter of Transmittal and certify, under penalties of perjury, that such number is correct and that he or she is not subject to backup withholding or establish another basis for exemption from withholding. If the correct TIN is not provided, a $50 penalty may be imposed by the Internal Revenue Service ("IRS") and payments made in exchange for the surrendered Huntingdon ADSs may be subject to backup withholding. If backup withholding applies or if a Huntingdon ADS holder fails to provide the required information on the Substitute Form W-9, the US Depositary is required to withhold, at a maximum rate of 30.5%, a portion of any payment made pursuant to the Offer.

      The box in Part 3 or Substitute Form W-9 should be checked if the holder has not been issued a TIN and has either applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 of Substitute Form W-9 is checked, the holder should also sign the attached Certification of Awaiting Taxpayer Identification Number. If the US Depositary is not provided with a TIN within 60 days thereafter, the US Depositary will withhold, at a maximum rate of 30.5%, a portion of all reportable payments made to the holder until a TIN is provided to the US Depositary.

      For additional guidance, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

      Exempt persons (including, among others, corporations and some non-US individuals) are generally not subject to backup withholding. To prevent backup withholding a non-US holder who is the beneficial owner of a Huntingdon ADS and holds the ADS directly must certify, under penalties of perjury, that it is not a US person and provide certain other information on a properly executed Form W-BEN, a copy of which is included herein. If a beneficial owner holds a Huntingdon ADS through a securities clearing organization, bank or other financial institution that holds customer securities in the ordinary course of its trade or business and that holds the Huntingdon ADS in such capacity, then such financial institution must certify to the Company, under penalties of perjury, that such statement has been received from the beneficial owner by it and furnish the Company with a copy thereof. If a non-US beneficial owner holds the Huntingdon ADS through certain other foreign intermediaries or partnerships, then the holder may be required to provide a Form W-8BEN to such foreign intermediary or partnership, and the foreign intermediary or partnership may be required to provide the US Depositary with a Form W-8IMY. A Huntingdon ADS holder should consult his or her tax advisor as to his or her qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

      Backup withholding is not an additional US federal income tax. Rather, the US federal income tax liability of persons subject to backup withholding will be reduced by the amount of such tax withheld. If backup withholding results in an overpayment of taxes, a refund may be applied for from the IRS.

11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Offer Document, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the US Depositary at the address and telephone number set forth above or to Huntingdon (acting as receiving agent) at the appropriate address and telephone number set forth on page 173 of the Offer Document.

12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Huntingdon ADR evidencing Huntingdon ADSs has been lost, destroyed or stolen, the holder thereof should promptly notify the US Depositary by checking the box immediately preceding the special payment/special delivery instructions boxes and indicating the number of Huntingdon ADSs evidenced by such lost, destroyed or stolen Huntingdon ADRs. The holder thereof will then be instructed as to the steps that must be taken in order to replace such Huntingdon ADRs. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Huntingdon ADRs have been followed.

13. HOLDERS OF HUNTINGDON SHARES NOT REPRESENTED BY HUNTINGDON ADSS. Holders of Huntingdon Shares not represented by Huntingdon ADSs have been sent a Form of Acceptance with the Offer Document and may not accept the Offer in respect of Huntingdon Shares pursuant to this Letter of Transmittal, except insofar as those shares are represented by Huntingdon ADSs. If any holder of Huntingdon Shares which are not represented by Huntingdon ADSs needs to obtain a copy of a Form of Acceptance, such holder should contact Huntingdon (acting as the receiving agent) at the appropriate address and telephone number set forth on page 173 of the Offer Document.

14. UNCERTIFICATED SHARE ELECTION. Where an acceptance of the Offer relates to Huntingdon ADSs evidenced by Huntingdon ADRs, or Huntingdon ADSs in book entry form, settlement of any shares of LSR Voting Common Stock will be issued in certificated form, unless the holder thereof indicates that he wishes to receive his consideration in uncertificated form by checking the box headed "Uncertificated Share Election" of this Letter of Transmittal. LSR will procure that the undersigned be sent a statement of account as soon as practicable.

                  TO BE COMPLETED BY ALL TENDERING ADS HOLDERS

                  PAYOR'S NAME: BANK OF NEW YORK, AS DEPOSITARY

--------------------------------------------------------------------------------------------------------
SUBSTITUTE                        PART 1 - PLEASE PROVIDE YOUR          Social Security Number or
                                  TIN IN THE BOX AT RIGHT AND           Employer Identification Number.
FORM W-9                          CERTIFY BY SIGNING AND DATING
                                  BELOW                                 --------------------------------

DEPARTMENT OF THE TREASURY                                              If you are awaiting TIN, check
INTERNAL REVENUE SERVICE                                                box:  [ ]
PAYER'S REQUEST FOR TAXPAYER
IDENTIFICATION NUMBER ("TIN")     ----------------------------------------------------------------------
AND CERTIFICATION

                                  PART 2 - If you are exempt from       PART 3 - Check appropriate box:
                                  backup withholding, please            [ ]  Individual/Sole Proprietor
                                  check the box:  [ ]                   [ ]  Corporation
                                                                        [ ]  Partnership
                                                                        [ ]  Other __________
--------------------------------------------------------------------------------------------------------

PART 4 - CERTIFICATION - Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),

(2) I am not subject to backup withholding because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest and dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding, and

(3)   I am a U.S. person (including a U.S. resident alien).
--------------------------------------------------------------------------------

      CERTIFICATION INSTRUCTIONS - You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another certification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (2).

SIGNATURE
         -----------------------------------------------------------------------

DATED
     ---------------------------------------------------------------------------

NAME (Please Print)
                   -------------------------------------------------------------

ADDRESS
       -------------------------------------------------------------------------

CITY, STATE AND ZIP CODE
                        --------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF AT A MAXIMUM RATE OF 30.5% OF A PORTION OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE: YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART
      2 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, a portion of all reportable payments made to me thereafter will be withheld, at a maximum rate of 30.5%, until I provide a taxpayer identification number.

Signature                                Dated                              2001
         -------------------------            ------------------------------

     QUESTIONS OR REQUESTS FOR ASSISTANCE MAY BE DIRECTED TO THE BANK OF NEW YORK, AS US DEPOSITARY, AT THE ADDRESSES SET OUT ON THE FIRST PAGE OF THIS
                              LETTER OF TRANSMITTAL

Form W-8BEN                                   CERTIFICATE OF FOREIGN STATUS OF BENEFICIAL OWNER
(Rev. December 2000)                                    FOR UNITED STATES TAX WITHHOLDING                          OMB No. 1545-1621

Department of the Treasury    -Section references are to the Internal Revenue Code.  -See separate instructions.
Internal Revenue Service          -Give this form to the withholding agent or payer. Do not send to the IRS.
------------------------------------------------------------------------------------------------------------------------------------

DO NOT USE THIS FORM FOR:                                                                                         INSTEAD, USE FORM:
- A U.S. citizen or other U.S. person, including a resident alien individual.....................................................W-9
- A person claiming an exemption from U.S. withholding on income effectively connected with the conduct of a trade or business in the United States.................................................................................W-8ECI
- A foreign partnership, a foreign simple trust, or a foreign grantor trust (see instructions for exceptions)...... W-8ECI or W-8IMY
- A foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation, or government of a U.S. possession that received effectively connected income or that is claiming the applicability of section(s) 115(2), 501(c), 892, 895, or 1443(b) (see instructions)................... W-8ECI or W-8EXP
NOTE: These entities should use Form W-8BEN if they are claiming treaty benefits or are providing the form only to claim they are a foreign person exempt from backup withholding.
- A person acting as an intermediary..........................................................................................W-8IMY
NOTE: See instructions for additional exceptions.

------------------------------------------------------------------------------------------------------------------------------------
PART I    IDENTIFICATION OF BENEFICIAL OWNER (SEE INSTRUCTIONS.)
------------------------------------------------------------------------------------------------------------------------------------
1 Name of individual or organization that is the beneficial owner                      |  2 Country of incorporation or organization
                                                                                       |
------------------------------------------------------------------------------------------------------------------------------------
3 Type of beneficial owner:  / / Individual             / / Corporation   / / Disregarded entity  / / Partnership   / / Simple trust
  / / Grantor trust          / / Complex trust          / / Estate        / / Government          / / International organization
  / / Central bank of issue / / Tax-exempt organization / / Private foundation
------------------------------------------------------------------------------------------------------------------------------------
4 Permanent residence address (street, apt. or suite no., or rural route). DO NOT USE A P.O. BOX OR IN-CARE-OF ADDRESS.

------------------------------------------------------------------------------------------------------------------------------------
City or town, state or province. Include postal code where appropriate.                      |   Country (do not abbreviate)
                                                                                             |
------------------------------------------------------------------------------------------------------------------------------------
5 Mailing address (if different from above)

------------------------------------------------------------------------------------------------------------------------------------
City or town, state or province. Include postal code where appropriate.                      |   Country (do not abbreviate)
                                                                                             |
------------------------------------------------------------------------------------------------------------------------------------
6 U.S. taxpayer identification number, if required (see instructions)       |  7 Foreign tax identifying number, if any (optional)
                                               / / SSN or ITIN   / / EIN    |
------------------------------------------------------------------------------------------------------------------------------------
8 Reference number(s) (see instructions)

------------------------------------------------------------------------------------------------------------------------------------
PART II    CLAIM OF TAX TREATY BENEFITS (IF APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------


9 I CERTIFY THAT (CHECK ALL THAT APPLY):

a / / The beneficial owner is a resident of ..............within the meaning of the income tax treaty between the United States and that country.

b / / If required, the U.S. taxpayer identification number is stated on line 6 (see instructions).

c / / The beneficial owner is not an individual, derives the item (or items) of income for which the treaty benefits are claimed, and, if applicable, meets the requirements of the treaty provision dealing with limitation on benefits (see instructions).

d / / The beneficial owner is not an individual, is claiming treaty benefits for dividends received from a foreign corporation or interest from a U.S. trade or business of a foreign corporation, and meets qualified resident status (see instructions).

e / / The beneficial owner is related to the person obligated to pay the income within the meaning of section 267(b) or 707(b), and will file Form 8833 if the amount subject to withholding received during a calendar year exceeds, in the aggregate, $500,000.

10 SPECIAL RATES AND CONDITIONS (if applicable--see instructions): The beneficial owner is claiming the provisions of Article
   ........... of the treaty identified on line 9a above to claim a ..........% rate of withholding on (specify type of income):
   ......................................
Explain the reasons the beneficial owner meets the terms of the treaty article:.....................................................

------------------------------------------------------------------------------------------------------------------------------------
PART III     NOTIONAL PRINCIPAL CONTRACTS
------------------------------------------------------------------------------------------------------------------------------------
11 / / I have provided or will provide a statement that identifies those notional principal contracts from which the income is not effectively connected with the conduct of a trade or business in the United States. I agree to update this statement as required.
------------------------------------------------------------------------------------------------------------------------------------
PART IV      CERTIFICATION
------------------------------------------------------------------------------------------------------------------------------------

Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:
- I am the beneficial owner (or am authorized to sign for the beneficial owner) of all the income to which this form relates,
- The beneficial owner is not a U.S. person,
- The income to which this form relates is not effectively connected with the conduct of a trade or business in the United States or is effectively connected but is not subject to tax under an income tax treaty, and
- For broker transactions or barter exchanges, the beneficial owner is an exempt foreign person as defined in the instructions.
Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner.

Sign Here -
            .....................................................................................  ..................  ............
            Signature of beneficial owner (or individual authorized to sign for beneficial owner)   Date (MM-DD-YYYY)   Capacity in
                                                                                                                        which acting
------------------------------------------------------------------------------------------------------------------------------------
FOR PAPERWORK REDUCTION ACT NOTICE, SEE SEPARATE INSTRUCTIONS.              Cat. No. 250477.              Form W-8BEN (Rev. 12-2000)